EXHIBIT 10.A1



                       GREYHOUND FINANCIAL CORPORATION

                FIRST AMENDMENT DATED AS OF JANUARY 31, 1994
           TO FIFTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


          This FIRST AMENDMENT TO FIFTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") is dated as of January 31, 1994 and entered into by and among GREYHOUND FINANCIAL CORPORATION, a Delaware corporation (the "Company"), the undersigned Co-Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, CHEMICAL BANK, a New York banking corporation, and CITIBANK, N. A., a national banking association, individually and as agents (the "Agents") for the Lenders hereunder, and Citibank, N. A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders hereunder, and is made with reference to that certain Fifth Amendment and Restatement dated as of May 18, 1993 of Credit Agreement dated as of May 31, 1976, by and among the Company, the Lenders, the Co-Agents, the Agents and the Administrative Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                  RECITALS

          WHEREAS, the Company has requested that subsection 4.02(a) of the Credit Agreement be amended in connection with the Company's proposed acquisition of Fleet Factors Corp. (dba Ambassador Factors);

          NOW,  THEREFORE,   in  consideration  of  the   premises  and  the
agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          A.   New Definitions.   Section 1.01  of the  Credit Agreement  is
hereby amended by inserting therein, in appropriate alphabetical order, the following additionaldefined terms:

          "'Ambassador' shall  mean Fleet  Factors Corp.,  a Rhode
          Island   corporation,   doing  business   as  Ambassador
          Factors."

          "'Ambassador Acquisition Date' shall mean the date upon which the Company consummates its acquisition of all of the outstanding capital stock Ambassador."

          B. Amendment to Subsection 4.02(a). Subsection 4.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(a) Permit the ratio of (1) total assets of the Company and its consolidated subsidiaries, minus deferred income taxes, minus minority interests, minus preferred stock equity, minus Stockholders' Equity, minus, on and after the Ambassador Acquisition Date, the lesser of (a) the amount shown as "due to clients" (or any substantially identical account, however denominated) on the books of the Company and its consolidated subsidiaries or (b) the amount shown as "due from customers" (or any substantially identical account, however denominated) on the books of the Company and its consolidated subsidiaries, plus Guaranties (not reflected on the Company's most recent consolidated balance sheet) by the Company or any of its consolidated subsidiaries to (2) Stockholders' Equity plus preferred stock equity minus intangible assets shown on the books of the Company and its consolidated subsidiaries (but only to the extent the amount of such intangible assets exceed $30,000,000), in each case in accordance with GAAP, to be greater than 6.50 to 1.00 at any time on or after the Effective Date through March 31, 1994 or 7.00 to 1.00 at any time after March 31, 1994."

          C. Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended by deleting the first page thereof in its entirety and substituting therefor page B-1 annexed hereto and Annex I.

          Section 2.     COMPANY'S REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

          B. Authorization of  Agreements.   The execution  and delivery  of
this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

          C. No Conflict. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

          D. Governmental Consents. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, andy federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result form the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

          Section 3.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "hereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement of the Notes.

          B. Fees and Expenses. The Company acknowledges that all costs, fees and expenses as described in subsection 8.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.  Applicable  Law.   THIS AMENDMENT  SHALL BE  GOVERNED BY,  AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and Majority Lenders.

                (Remainder of page intentionally left blank)

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.




                                   The Company:

                                   GREYHOUND FINANCIAL
                                   CORPORATION


                                   By_________________________________
                                   Title______________________________


                                   By_________________________________
                                   Title______________________________


                                   The Lenders:


                                      CITIBANK, N. A. (Individually and
                                      as an Agent and Administrative
                                      Agent)


                                      By_______________________________
                                      Title____________________________



                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION


                                      By_______________________________
                                      Title____________________________



                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION (as an
                                      Agent)


                                      By_______________________________
                                      Title____________________________


                                         S-1


                                      CHEMICAL BANK (Individually and
                                      as an Agent)


                                      By_______________________________
                                      Title____________________________



                                      CONTINENTAL BANK N.A.
                                      (Individually and as a Co-Agent)


                                      By_______________________________
                                      Title____________________________



                                      BANK OF MONTREAL
                                      (Individually and as a Co-Agent)


                                      By_______________________________
                                      Title____________________________



                                      THE CHASE MANHATTAN BANK
                                      (NATIONAL ASSOCIATION)


                                      By_______________________________
                                      Title____________________________



                                      FIRST INTERSTATE BANK
                                        OF ARIZONA


                                      By_______________________________
                                      Title____________________________



                                      NATIONAL WESTMINSTER BANK USA

                                      By_______________________________
                                      Title____________________________


                                         S-2
                                      UNION BANK OF SWITZERLAND
                                      LOS ANGELES BRANCH


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________


                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE-NEW YORK AND CAYMEN
                                      ISLAND BRANCHES


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________


                                      CREDIT LYONNAIS
                                      SAN FRANCISCO BRANCH


                                      By_______________________________
                                      Title____________________________


                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, LOS ANGELES AGENCY


                                      By_______________________________
                                      Title____________________________


                                      BANK ONE, ARIZONA, N. A.


                                      By_______________________________
                                      Title____________________________

                                      DRESDNER BANK AG LOS ANGELES
                                      AGENCY


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________



                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION, acting through its
                                      LOS ANGELES AGENCY


                                      By_______________________________
                                      Title____________________________



                                      SOCIETE GENERALE


                                      By_______________________________
                                      Title____________________________



                                      CREDIT SUISSE


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________



                                      THE BANK OF NOVA SCOTIA


                                      By_______________________________
                                      Title____________________________

                                      UNION BANK


                                      By_______________________________
                                      Title____________________________



                                      BANK OF HAWAII


                                      By_______________________________
                                      Title____________________________

                                      BANK OF AMERICA ARIZONA


                                      By_______________________________
                                      Title____________________________



                                      BANK HAPOALIM, B.M.,
                                      LOS ANGELES BRANCH


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________



                                      BANQUE NATIONALE DE PARIS


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________

                                      THE LONG-TERM CREDIT BANK OF
                                      JAPAN, LTD., LOS ANGELES AGENCY


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________



                                      INSTITUTO BANCARIO SAN PAOLO DI
                                      TORINO S.P.A.


                                      By_______________________________
                                      Title____________________________

                                      By_______________________________
                                      Title____________________________



                                      CAISSE NATIONALE DE CREDIT
                                      AGRICOLE

                                      By_______________________________
                                      Title____________________________

                                                                     ANNEX I
                                  EXHIBIT B

                         SECTION 4.01(a) CERTIFICATE

          Schedule of Compliance with the Fifth Amendmentand Restatement, dated as of May 17, 1993, of the Credit Agreement, dated May 31, 1976, as theretofore amended

                                         Certificate as of ___________, 19__

The undersigned, _______________________________ of Greyhound Financial Corporation, pursuant to the provisions of the Fifth Amendment and Restatement, dated as of May 17, 1993, of the Credit Agreement, dated as of May 31, 1976, as theretofore amended (the "Credit Agreement"), among the aforesaid corporation (the "Company"), the Lenders named therein, the Co-Agents named therein, Bank of America National Trust and Savings
Association, Chemical Bank and Citibank, N.A., as Agents, and Citibank, N. A., as Administrative Agent, hereby certifies that as of the date first written above (defined terms in the Credit Agreement being used herein with the same meanings as in the Credit Agreement), the following computations were true and correct:

               1.  Leverage Test, Section 4.02(a)

               a.total assets . . . . . . . . . . . . $____________
               b.deferred taxes . . . . . . . . . . .$____________
               c.minority interests . . . . . . . . .$____________
               d.preferred stock equity . . . . . . .$____________
               e.Stockholders' Equity:

               (i)total assets (Line 1a) . . . $____________
                    (ii)liabilities  . . . . . . . . $____________
                   (iii)preferred stock (Line 1d). . $____________
                    (iv)minority interests (Line 1c) $____________
               (v)sum of (ii) plus (iii) plus
               (iv) . . . . . . . . . . . . $____________
                   excess, if any, of (i) over (v)  . . . . $____________

               f.lesser of "due to clients" or
               "due from customers" . . . . . . . . . $____________
               g.guaranties (to the extent
               not reflected on balance sheet or
               included above as liabilities) . . . . $____________
               h.intangible assets in excess of
               $30,000,000  . . . . . . . . . . . . . $____________
               i.Line 1a minus Line 1b minus
               Line 1c minus Line 1d minus Line 1e
               minus Line 1f plus Line 1g . . . . . . . . . . $____________
               j.Line  1d  plus  Line  1e  minus  Line  1h  .  .  .  .  .  .
               $____________
               k.leverage ratio: ratio of Line 1i to Line 1j . . ____:1.00 l.maximum leverage ratio permitted for period: . . ____:1.00
                         (initially 6.50:1.00; after 3-31-94, 7.00:1.00)